EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Netfabric, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter Carozza, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 31, 2005

                                             /s/  Walter Carozza
                                             -----------------------------------
                                             Name:   Walter Carozza
                                             Title:  Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Netfabric, Inc. and will be retained by Netfabric, Inc. and furnished to the Securities and Exchange Commission or its staff upon request